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                                                                  EXHIBIT 10.1.3

                               SECOND AMENDMENT TO
                           LOAN AND SECURITY AGREEMENT

         This Second Amendment to Loan and Security Agreement is entered into as of the execution date stated below, by and between Transamerica Equipment Financial Services Corporation, a Delaware corporation ("Lender"), whose address is Riverway II, West Office Tower, 9399 West Higgins Road, Rosemont, Illinois 60018; and Patterson Drilling Company LP, LLLP, a Delaware registered limited liability limited partnership ("Borrower"), whose executive office is 4510 Lamesa Highway, Snyder, Texas 79549.

A. Borrower's predecessor-in-interest, Patterson Drilling Company, a Delaware corporation, and Lender entered into that certain Loan and Security Agreement, dated as of December 21, 1999, for an Existing Equipment Loan in the maximum stated principal amount of $50,000,000 and Equipment Purchase Loan in the aggregate maximum stated principal amount of $10,000,000 (the "Loan Agreement"). Capitalized terms not specifically defined herein shall have the meanings as defined in the Loan Agreement.

B. On or about December 29, 1999, Borrower and all guarantors completed a corporate/entity restructure reconstituting the Borrower and various other affiliated entities as limited partnerships or limited liability companies. The Borrower subsequently executed a Technical Amendment to Loan Documents and Formal Assumption Agreement and, together with the undersigned guarantors, executed amendments and reaffirmations of other Loan Documents, all executed effective as of December 29, 1999 (collectively, the "Assumption Documents").

C. Borrower has requested and Lender has agreed, subject to the terms and conditions set forth in this Amendment, to increase the Equipment Purchase Loans Limit as stated in the Loan Agreement from $10,000,000 to $20,000,000.

         NOW, THEREFORE, in consideration of the foregoing premises and the receipt of other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Borrower and Lender hereby agree to amend the Loan Agreement as follows:

         1. The definition of "Equipment Purchase Loans Limit" in section 1.10 is hereby amended as follows: the phrase "Ten Million and No/00 Dollars ($10,000,000)" is deleted and replaced with "Twenty Million and No/00 Dollars ($20,000,000)."

         2. The definition of "Maximum Credit" in section 1.27 is hereby amended as follows: the phrase "Sixty Million and No/00 Dollars ($60,000,000)" is deleted and replaced with "Seventy Million and No/00 Dollars ($70,000,000)."

         3. In section 2.2(a)(ii)(A), the number "$10,000,000" is hereby deleted and replaced with "$20,000,000."

         4. In section 2.2(d)(iv), the number "$10,000,000" is hereby deleted and replaced with "$20,000,000."

         5. Notwithstanding anything in section 10.4 of the Loan Agreement to the contrary, if for any reason, voluntarily or involuntarily, the Loan Agreement or any provision of this Amendment is terminated or the principal amounts owing under any Equipment Purchase Note dated after the date of this Amendment are paid before they are due (a "prepayment"), then in view of the impracticality and extreme difficulty of ascertaining actual damages and by mutual agreement of the parties as to a reasonable calculation of Lender's lost profits as a result thereof, Borrower agrees to pay to Lender, upon the effective date of such prepayment, a prepayment fee as follows: five percent (5%) of any prepayment

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amount paid prior to February 1, 2001; two percent (2%) of any prepayment amount paid prior to February 1, 2003; and one percent (1%) of any prepayment amount paid thereafter.

         6. Borrower represents and warrants to Lender that all Borrower's representations and warranties in the Loan Documents, as amended and modified by the Assumption Documents and this Amendment, are true and accurate as of the date of this Amendment.

         7. Except as modified herein, the Loan Agreement remains in full force and effect.

         8. This Amendment may be executed in any number of counterparts, each of which shall be an original and all of which, when taken together, shall constitute one and the same instrument.

EXECUTED this 20 day of July, 2000.

TRANSAMERICA EQUIPMENT FINANCIAL
SERVICES CORPORATION ("Lender")

By:
   --------------------------------------
Printed Name:
             ----------------------------
Title:
      -----------------------------------

PATTERSON DRILLING COMPANY LP, LLLP ("Borrower")

By:      PATTERSON (GP) LLC, a Delaware
         limited liability company, its General Partner
         By: /s/ JONATHAN D. NELSON
            ---------------------------------------------
         Printed Name:     Jonathan D. Nelson
                      -----------------------------------
         Title:            Vice President
               ------------------------------------------

The undersigned Guarantors acknowledge and approve the terms of the foregoing Second Amendment to Loan and Security Agreement. Each Guarantor hereby represents and warrants to Lender that all its representations and warranties in the Loan Documents, as amended and modified by the Assumption Documents and this Amendment are true and accurate as of the date of this Amendment. Each Guarantor agrees that it remains jointly and severally liable for any and all Obligations under the Loan Documents, including all amounts contemplated by this Amendment.

PATTERSON (GP) LLC,                               PATTERSON ENERGY, INC.
a Delaware limited liability company              a Delaware corporation

By: /s/ JONATHAN D. NELSON                        By: /s/ JONATHAN D. NELSON
   ----------------------------------------           ------------------------------------------------
Printed Name:     Jonathan D. Nelson              Printed Name:     Jonathan D. Nelson
             ------------------------------                    ---------------------------------------
Title:            Vice President                  Title:            Vice President
      -------------------------------------             ----------------------------------------------

PATTERSON (LP) LLC,                               LONE STAR MUD LP, LLLP, a Delaware
a Delaware limited liability company              registered limited liability limited partnership

                                                  By:      Patterson (GP) LLC, a Delaware
By: /s/ ROBERT C. GIST                                     limited liability company, its
   ----------------------------------------                General Partner
Printed Name:     Robert C. Gist
             ------------------------------
Title:            Sole Manager
      -------------------------------------                By: /s/ JONATHAN D. NELSON
                                                              ----------------------------------------
                                                           Printed Name:    Jonathan D. Nelson
                                                                        ------------------------------
                                                           Title:           Vice President
                                                                 -------------------------------------



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